UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of the earliest event reported: APRIL 19, 2004


                              BPK RESOURCES, INC.

       (Exact Name of Small Business Issuer as Specified in Its Charter)


                       Commission file number: 000-27339


                      NEVADA                       88-0426887
        -------------------------------      ----------------------
        (State or Other Jurisdiction of      (IRS Employer
        Incorporation of Organization)       Identification Number)


                             5858 WESTHEIMER STREET
                                    SUITE 709
                              HOUSTON, TEXAS 77057
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (713) 978-7991
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On April 19, 2004, pursuant to the terms of that certain Assignment and Assumption Agreement (the "Agreement"), dated April 19, 2004, by and between the Company and Montex Exploration, Inc., a Delaware corporation ("Montex"), the Company acquired 100% of a certain undivided right to mineral claims and concessions located in Mongolia (the "Rights"), in consideration for which the Company (i) assumed all of Montex's liabilities and obligations in connection therewith, (ii) issued to Montex 5,000,000 shares of common stock, par value $.001 per share ("Common Stock"), of the Company, (iii) paid $184,000 to Montex, and (iv) reimbursed Montex for all fees and expenses incurred by Montex in the preparation, negotiation and execution of the Agreement (collectively, the "Transactions").

      The Rights are comprised of two (2) licenses to explore approximately 138,000 acres of land in the South Gobi Province of Mongolia, generally referred to as Shadow Mountain. This property is located approximately 50 kilometers from Ivanhoe Mines, Ltd.'s recently discovered copper gold prospects and lies within the same geological terrain. Field reconnaissance and drilling conducted on this property in 2002 and 2003 resulted in the discovery of copper mineralization in the host rocks.

      The amount of the consideration paid by the Company in connection with the Transactions was determined in arm's-length negotiations between the parties thereto, and the terms of the Transactions were approved by each of such parties' respective board of directors. Prior to the Transactions, there were no material relationships between the Company or any of its affiliates, officers and directors, or associates of any such officers or directors, on the one hand, and Montex, on the other hand.

      All shares of Common Stock issued in connection with the Transactions are "restricted securities" as the term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold except pursuant to registration under the Securities Act and registration or qualification under applicable state securities laws, or an available exemption therefrom.

      The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by the terms of the Assignment and Assumption Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

      The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report was required to be filed with the Securities and Exchange Commission ("SEC").

      (b) Pro Forma Financial Information.

      The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report was required to be filed with the SEC.

      (c) Exhibits.

      10.1 Assignment and Assumption Agreement, dated April 19, 2004, by and between BPK Resources, Inc. and Montex Exploration, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BPK RESOURCES, INC.


Dated: May 18, 2004                       /s/ Cecile T. Coady
                                          -------------------
                                          Cecile T. Coady
                                          Chief Executive Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit Number                            Description

      10.1 Assignment and Assumption Agreement, dated April 19, 2004, by and between BPK Resources, Inc. and Montex Exploration, Inc.